EXHIBIT 4.1


    NUMBER                                                         SHARES
**          **                                                  **         **
--------------                                                  -------------

                       WEST METRO FINANCIAL SERVICES, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA



THIS CERTIFIES THAT ____________________________________________________________

is the owner of ________________________________________________________________

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK ($1.00 PAR VALUE) OF

                      WEST METRO FINANCIAL SERVICES, INC.

(hereinafter called the "Company"). The shares represented by this certificate are transferable on the books of the Company by said owner or by his or her duly authorized attorney, upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer and its corporate seal to be hereunto affixed.

Date:               ,  200
     ---------------      -


________________________________               _________________________________
Kathy Hulsey, Secretary                        J. Michael Womble, President

                                     [SEAL]

For  value  received, ____________________ hereby sell, assign and transfer unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
       IDENTIFYING  NUMBER  OF  ASSIGNEE
----------------------------------------

|------------------------------------------|
|                                          |
|                                          |
|------------------------------------------|


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


__________________________________
(DATE)


--------------------------------------------------------------------------------
(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)